Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dynamex Inc.

Dallas, Texas

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report dated September 22, 2004, relating to the consolidated financial statements of Dynamex Inc. appearing in the Company’s Annual Report on Form 10-K for the year ended July 31, 2004.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

BDO Seidman, LLP

Dallas, Texas

January 19, 2005

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